Federated Stock and Bond  Fund, Inc.

Class A Shares
Class B Shares
Class C Shares
Class K Shares

Supplement to Prospectus dated January 31, 2008.

A Special Meeting of the shareholders of Federated Stock and Bond Fund, Inc. (the “Fund”), will be held at 5800 Corporate Drive, Pittsburgh, PA 15237-7000 at 2:00 p.m. (Eastern time), on September 5, 2008.  A form of Proxy and Proxy Statement were sent to shareholders of record as of July 7, 2008 ..  The Special Meeting will be held to consider the following proposals:

(1)           To approve or disapprove a proposed Agreement and Plan of Reorganization (“Agreement”)pursuant to which the Fund will change its domicile and form of organization from a Marylandcorporation to a Massachusetts business trust.   Pursuant to the Agreement, a newly created  Massachusetts business trust, named Federated Stock and Bond Fund  (the “Reorganized Fund”), would acquire all of the assets and liabilities of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.
(2)           To approve or disapprove the  removal of the fundamental policy on short selling and purchasingon margin, replacing it with a new non-fundamental policy on purchasing on margin.
(3)           To approve or disapprove a revision to the policy on investing in commodities to allowinvestment in commodities to the maximum extent permitted under the Investment Company Actof 1940 (the “1940 Act”).
(4)           To approve or disapprove a revision to the policy on borrowing and issuing senior securities toallow borrowing money and issuing senior securities to the maximum extent permitted under the1940 Act.

The Board of Directors have fixed July 7, 2008, as the record date for the determination of shareholders entitled to vote at the Special Meeting.

July 23, 2008

Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406
38790 (7/08)